Corporate Overview January 2020

Safe Harbor Statement This presentation contains forward-looking statements, including statements related to the continued development of vecabrutinib (SNS-062) and other product candidates, including the timing and preliminary results of Phase 1b/2 trial of vecabrutinib and the therapeutic potential of vecabrutinib, further development and potential of its kinase inhibitor pipeline, planned development of SNS-510, and the sufficiency of its cash resources and financial position. These forward-looking statements are based upon Sunesis' current expectations. Forward-looking statements involve risks and uncertainties. Sunesis' actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, the risk that Sunesis' development activities for vecabrutinib and other product candidates could be otherwise halted or significantly delayed for various reasons, risks related to Sunesis' need for substantial additional funding to complete the development and commercialization of vecabrutinib and other product candidates, including the risk that Sunesis' clinical studies for vecabrutinib and other product candidates may not demonstrate safety or efficacy or lead to regulatory approval, the risk that data to date and trends may not be predictive of future data or results, risks related to the timing or conduct of Sunesis' clinical trials, and risks related to Sunesis' ability to raise the capital that it believes to be accessible and is required to fully finance the development and commercialization of vecabrutinib and other product candidates. These and other risk factors are discussed under "Risk Factors" and elsewhere in Sunesis’ Quarterly Report on Form 10-Q for the three months ended September 30, 2019 and Sunesis' other filings with the Securities and Exchange Commission. Sunesis expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Sunesis' expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Sunesis Overview TAK-580: Pan-RAF inhibitor Partnered Programs Vosaroxin: Topo2 inhibitor for AML Partner DOT Therapeutics-1 Denovo Biopharma Preclinical Phase 1 Phase 2 Phase 3 B-Cell Malignancies Vecabrutinib BTK Hematology/Solid Tumors SNS-510 PDK1 Kinase Inhibitor Pipeline 1H20: Initiate Phase 2 2H20: Submit IND

Exhibit 99.1

BTK Inhibition is a Backbone of Therapy for CLL


WW Imbruvica Sales ($ Millions)
5,000
4,000
3,000
2,000
1,000
0
2015
2016
2017
2018
AbbVie
JNJ

- Imbruvica: first covalent BTK inhibitor approved
- Imbruvica 2018 sales: >$5B
- CLL market share leader (across all lines of therapy)
- EvaluatePharma estimates 2024 sales >$9B

Johnson & Johnson and AbbVie annual reports and earnings releases, EvaluatePharma World Preview Report (2018)

sunesis Pharmaceuticals, Inc.
4

Exhibit 99.1

Relapse from Ibrutinib Associated with Acquired Resistance Mutations

Landmark Analysis of 308 Ibrutinib-Treated Patients: ~30% Relapsed at 5 years


CLL Progression
Other event
Transformation
CLL progression
Cumulative Incidence of Discontinuation of Ibrutinib Therapy
0.4
0.3
0.2
0.1
0
1
2
3
4
5
6
Time (years)

BTK C481x: Most Common Resistance Mutation

THE OHIO STATE UNIVERSITY COMPREHENSIVE CANCER CENTER

- 80% of relapsed patients sequenced had a BTK C481 mutation
- Appears ~9 months before relapse

ERIC european research initiative on CLL

- 50% of relapsed patients had a BTK C481 mutation

filo FRENCH INNOVATIVE LEUKEMIA ORGANIZATION

- 88% of relapsed patients had a BTK C481 mutation

Woyach et al., J Clin Oncol 2017
Scarfo et al. (ERIC), EHA 2018
Quinquenel et al. (FILO), Blood 2019

sunesis Pharmaceuticals, Inc.
5

Vecabrutinib Non-covalent BTK inhibitor

Vecabrutinib BTK Kinase Domain Interaction Differentiated from Ibrutinib Cys481 vecabrutinib ibrutinib Hinge αC-helix Thr474 (gatekeeper) Activation loop Cys481 Hinge αC-helix Thr474 (gatekeeper) Activation loop Vecabrutinib distinct kinase domain interaction translates into improved selectivity over ibrutinib and maintained activity against BTK C481S

Vecabrutinib - Selective Kinase Inhibitor Highly selective BTK inhibitor with nanomolar potency1 Emerging ITK role in CLL and other indications: Improves T cell number and function2 Contributes to ibrutinib activity in chronic graft-versus-host disease3 Improves activity of anti-CD19 CAR-T cells in CLL patients4 Profiling vecabrutinib BTKi/ITKi activities in nonclinical models ongoing, T-cell/leukocyte profiling incorporated into Phase 2 TEC Family Kinases Other Kinases BTK ITK TEC† TXK BMX LCK† SRC BLK NEK11 EGFR IC50 nM 3 14 14 474 224 8 84 23 90 >6000 †Activated. 1 Sunesis data: 234 kinase kinome screen 2 Long et al., JCI 2017 3 Ibrutinib prescribing information 2017; Miklos et al., Blood 2017; Schutt et al., PLoS 2015 4 Gauthier et al., ASH 2018

Vecabrutinib Differentiated Kinase Inhibition Profile TEC Family Kinases Inhibition of Other Kinases IC50 (nM) BTK ITK Tec# TXK* BMX* Notable Target Kinases Ibrutinib2 0.5 10.7 78 2.03 0.8 >10 more: EGFR family Acalabrutinib3 5.1 >1000 93 368 46 Selective Zanubrutinib4 0.22 30 1.9 n/a n/a N/A (not published) Vecabrutinib1 3 14 14 474 224 Selective: only 4, including SRC family, NEK11 ARQ 5315 0.85 >10000 5.8 36.4 5.23 >20 more: SRC & TRK families, RAF1, MEK1 Loxo-3056 3.15 >5000 1234 209 1155 Selective: ERBB4 (13.3 nM), BRK, MEK2 CG-8067 (Aptose) 8.4 4.3 >1000 n/a 14.5 18 w/ IC50 <10 nM: FLT3 (wt, ITD) c-MET, TRK family & Aurora kinases n/a=not available * Determined with vecabrutinib free base (also relevant for SRC and EGFR) # Activated 1 Neuman et al., ASH 2016 2 Honigberg et al., PNAS 2010 3 Byrd et al., NEJM 2016 covalent non-covalent 4 Tam et al., ASH 2016; Sun et al., AACR 2014 5 Reiff et al., Cancer Discovery 2018 6 Brandhuber et al., SOHO 2018 7 Zhang et al., EHA 2018

Exhibit 99.1

Vecabrutinib Active in Wild-type and C481S Mutant BTK

BTK Inhibition – Kinase Assays			
IC_{50} nM	WT BTK	C481S BTK	Fold Change
Vecabrutinib	4.6	1.1	0.2
Ibrutinib	0.1	6.6	66
Acalabrutinib	4.2	707	168

[ATP] = 50 µM


BTK C481S
% Activity
120
100
80
60
40
20
0
0.01
0.1
1
10
100
1000
10000
nM compound
Ibrutinib
Acalabrutinib
Vecabrutinib

- Activity of ibrutinib and acalabrutinib is profoundly affected[1-4]
  - Poor PK contributes to resistance in patients with BTK C481 mutations
- Vecabrutinib active against BTK C481S mutation and induces apoptosis in BTK-dependent lymphoma cell lines[1-4]
  - Clinical PK profiles suggest target levels that provide sustained BTK inhibition required for clinical activity are achievable[2,5]

[1]Binnerts et al., EORTC-AACR-NCI 2015
[2]Neuman et al., ASH 2016
[3]Fabian et al., AACR 2017
[4]Libre, Salles, Sujobert et al., EHA 2018
[5]062-HEM-102 Sunesis data

sunesis Pharmaceuticals, Inc.
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Phase 1a: Sustained Target Inhibition Prolonged inhibition supports BID dosing As concentrations increased, inhibition increased and variability decreased Target trough levels exceeding 1,000 ng/mL to maintain consistent, high BTK inhibition Percent BTK Inhibition Over Time BTK Inhibition vs Vecabrutinib Plasma Levels 25 mg 50 mg 100 mg 200 mg 300 mg Vecabrutinib Plasma Conc. ng/mL

Vecabrutinib in B-Cell Malignancies Phase 1b/2 Trial Status and Preliminary Data

Vecabrutinib in B-Cell Malignancies Phase 1b/2 Study Design C 1 25 Phase 1b CLL/SLL, MCL, WM, DLBCL-ABC, FL, MZL ≥ 2 prior regimens, includes BTK inhibitor if approved for the indication Modified 3+3 Design ≥1 Prior Tx* BTK C481x mutation ≥1 Prior Tx* no BTK C481x mutation ≥2 Prior Tx BTK C481x mutation ≥ 1 Prior Tx* ibrutinib intolerant# Phase 2 CLL/SLL C 2 50 C 3 100 C 4 200 C 5 300 Note: doses are for vecabrutinib succinate; conversion factor to vecabrutinib is 0.82. For example, 100 mg vecabrutinib succinate corresponds to 82 mg vecabrutinib. C 7 500 * Most recent therapy: any covalent BTKi # Intolerant to any covalent BTKi C 6 400 Cohort # Dose (mg BID)

Phase 1b/2 Vecabrutinib in B-Cell Malignancies Continuing to follow Cohort 5 (300 mg) patients Completed Cohort 6 (400 mg) safety period; response assessments 1Q20 Dosing initiated for Cohort 7 (500 mg), slots fully allocated Status as of January 10, 2020

ASH 2019: Baseline Characteristics All Patients Cohorts 1-5 N=29 Indication 23 CLL 3 MCL, 2 WM, 1 MZL Median age (range) 68 (47-77) ECOG PS 0 13 (45%) ECOG PS 1 15 (52%) ECOG PS 2 1 (3%) Median prior txb (range) 4 (2-9) ≥1 Chemotherapy 22 (76%) Covalent BTKi 29 (100%) 24 IBR, 5 Acala Venetoclax 12 (41%) CAR-T 2 (7%) Del (17p) 11 (46%) Del (13q) 10 (38%) Trisomy 12 6 (21%) Mutation Status of CLL Patients N=23 Unmutated IGHV 19 (83%) TP53 mutations 18 (78%) Del (17p) 13 (58%) BTK C481 mutation N=18a 14 (61%)a BTK C481Sb 11 (48%), VAF% range 7-93 BTK C481R 2 (8%) VAF%: 49, 77 BTK C481P 1 (4%) VAF% 28 BTK T474Ib 1 (4%) VAF% 32 PLCg2c 3 (13%) NOTCH1 4 (17%) SF3B1 7 (30%) ATM 4 (17%) VAF = variant allelic frequency a As determined by NGS (detection limit 5%) b 1 patient had 2 BTK mutations (C481S and T474I) c 1 patient carried an S707F activating mutation Allan et al., ASH 2019, Preliminary data as of November 18, 2019

ASH 2019: Vecabrutinib Very Well Tolerated TEAEs ≥10% Drug-Related TEAEs ≥5% and Any Drug-Related Grade 3 or 4 TEAE No drug-related Grade 3 or Grade 4 TEAE have been observed at dose levels higher than 50 mg (Cohort 2) No drug-related bleeding, arthralgia, or cardiac AEs have been reported Allan et al., ASH 2019, Preliminary data as of November 18, 2019. TEAE=treatment-emergent adverse event

ASH 2019: Clinical Activity in Patients with Diverse Poor Prognostic Features, w/wo BTK C481S Mutations In Cohort 5 (300 mg BID), SD was observed in 3 of 5 patients 2 Cohort 5 patients remain in treatment (1 in Cycle 5, 1 in Cycle 6) Allan et al., ASH 2019, Preliminary data as of November 18, 2019 H=hypermutated; SD=stable disease as assessed by investigator; SPD=sum of the product of the diameters; U=unknown or not determined; VAF=variant allelic frequency at baseline. +=On treatment. **Patient 22 had a known activating mutation in PLCg2 (S707F). Cohort 5 (300 mg BID)

ASH 2019: Steady-State C1D8 Concentration-Time Profiles Cmin and Exposure Increased with Dose Steady-state C1D8 median Cmin values: 75 ng/mL (Cohort 1), 451 ng/mL (Cohort 2), 873 ng/mL (Cohort 3), 1124 ng/mL (Cohort 4), and 1950 ng/mL (Cohort 5) Allan et al., ASH 2019, Preliminary data as of November 18, 2019

ASH 2019: Pharmacodynamic Effects, Reductions in Chemokines CCL3 and CCL4, Increased with Dose 1 patient in the 300 mg cohort did not have baseline; % decrease was calculated against median. 4 pts ( #15, #25, # 28, # 29) had undetectable CCL3 levels (< 65.2 pg /ml). Allan et al., ASH 2019, Preliminary data as of November 18, 2019

Vecabrutinib Summary Very well tolerated Evidence of clinical activity in covalent BTKi-relapsed patients with and without C481-mutated BTK disease Pharmacokinetics (Cmin and exposure) increased with dose CCL3 and CCL4 reductions increased with dose indicating increased impact on BTK signaling Currently treating patients across 3 dose levels (300 to 500 mg BID) Additional response assessments in 1Q20 Phase 2 initiation in 1H20

SNS-510 PDK1 inhibitor

PDK1 Is the Major Mediator of PI3K Signaling PDK1 is a master kinase that activates other kinases important to cell growth and survival including members of AKT, PKC, RSK and SGK families. Cunningham J T , and Ruggero D, Cancer Discovery 2013;3:1099-1102

Sensitive and resistant classifications were used in the subsequent analysis by Fisher’s exact test and in the differential mRNA expression analysis SNS-510 Showed Potent Activity Across 300 Cancer Cell Lines

Taverna et al., AACR-NCI-EORTC 2019 Mutated/Deleted CDKN2A Associated With Sensitivity to SNS-510

Mutated/Deleted CDKN2A Cell Lines from Various Tissues of Origin Show Sensitivity to SNS-510 Ranked distributions show the log10 IC50 values for cell lines harboring CDKN2A mutations or deletions. Cell line responses were classified as sensitive (red), resistant (blue), or intermediate (gray). Taverna et al., AACR-NCI-EORTC 2019

PDK1 overexpression in CDK4/6i resistance & sensitivity of CDKN2A mut/del cell lines supportive of SNS-510 combination with CDK4/6i in breast cancer PDK1 Mediates Acquired Resistance to CDK4/6 Inhibition

Exhibit 99.1

SNS-510 Antitumor Activity in AML Xenografts

MV4-11 FLT3-ITD Driven

FLT3-ITD; TP53 and NPM1 WT; MLL-ENL (t4;11)


Mean Tumor Volume ± SEM
Tumor Volume (mm^3)
1800
1600
1400
1200
1000
800
600
400
200
0
1
4
7
10
13
16
19
22
Study Days
vehicle QDx21, po
SNS-510 5 mg/kg, QDx21, po
SNS-510 11 mg/kg, QDx21,po
SNS-510 25 mg/kg, QDx21, po

MOLM-16 FLT3-ITD Independent

FLT3 and NPM1 WT; TP53, MLL and MTOR mutated


Mean Tumor Volume ± SEM
Tumor Volume (mm^3)
3500
3000
2500
2000
1500
1000
500
0
0
10
20
30
Study Days
Vehicle QDx21, p.o.
SNS-510, 10 mg/kg, QDx21, p.o.
SNS-510, 25 mg/kg, QDx21, p.o.
SNS-510, 50 mg/kg, QDx21, p.o.

Taverna et al., AACR-NCI-EORTC 2019

sunesis Pharmaceuticals, Inc.
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SNS-510 PDK1 Inhibitor: Exciting Preclinical Cancer Program Modality Small-molecule, oral inhibitor of PDK-1 Molecular Hypothesis Major mediator of PI3K signaling and activator of AKT PI3K-independent activator of RSK and SGK Therapeutic Hypothesis Potentially broader activity than PI3K/AKT inhibitors both as a single agent and in combination Potential Target Indications Hematologic tumors including CLL, AML, and BCL Solid tumors including breast, prostate, stomach, lung, colon and pancreatic Program Status Completing pharmacology studies & manufacturing IND filing in 2H20

Summary

Financial Position and Capitalization Current as of 9/30/19 1 Includes common (111.3M) plus preferred as converted (19.7M) Ticker SNSS (NASDAQ) Cash & Equivalents 38.3 million Debt $5.5 million Shares 131.0 million1 Warrants Stock Options 0.2 million 5.0 million Top Shareholders Aisling, BVF, RTW, Caxton, JFL Capital, Nanthala, Samsara, MPM, Sphera, and Bay City Covering Analysts Jim Birchenough (Wells Fargo Securities) Hartaj Singh (Oppenheimer & Co) Marc Frahm (Cowen & Co) Andrew Fein (H.C. Wainwright)

Sunesis Highlights Large and rapidly growing market BTK inhibitors: validated target, clear mechanism of action Covalent BTK inhibitor resistance is a growing problem Completing our ongoing Phase 1b Funded to complete vecabrutinib dose escalation & start Phase 2 Phase 2 expected to start 1H20 Global rights retained for both pipeline programs Vecabrutinib (BTK) SNS-510 (PDK1)

Thank You